UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event reported):
                                October 21, 2004



                          FOODARAMA SUPERMARKETS, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)



    New Jersey                    1-5745-1                          21-0717108
--------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission                        (IRS Employer
    of incorporation)           File Number)                 Identification No.)



         Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



             Registrant's telephone number, including area code: (732)462-4700

Item 8.01. Other Events
           ------------


           As of October 21, 2004 the Third Amended and Restated Revolving Credit and Term Loan Agreement (the "Credit Agreement") was amended to allow Foodarama Supermarkets, Inc. (the "Company") to borrow under the revolving credit facility, during the period beginning on October 21, 2004 and ending on January 15, 2005, up to $6,000,000 in excess of the availability under the borrowing base limitation of 65% of eligible inventory as long as a like amount of cash and cash equivalents are on hand at store level or in transit to the Company's banks. This provision will expire on January 15, 2005.

           Additionally, the commitment of the Company's lenders under the Credit Agreement's revolving credit facility (the "Total Revolving Commitment") was increased to $41,000,000 for the period beginning on October 21, 2004 and ending on January 15, 2005. At all other times the Total Revolving Commitment will remain at $35,000,000.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------


         Exhibit No.          Description
         ----------           -----------

           10.35 Amendment No.8 to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of October 21, 2004.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   FOODARAMA SUPERMARKETS, INC.
                                                   ----------------------------
                                                             (REGISTRANT)


                                                   By: /S/ Michael Shapiro
                                                       -------------------
                                                       Michael Shapiro
                                                       Senior Vice President
                                                       Chief Financial Officer


Date: October 21, 2004

                                                                  EXHIBIT 10.35
                                 AMENDMENT NO. 8
                                       TO
                 THIRD AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT

      THIS AMENDMENT NO. 8 (this "Amendment") is entered into as of October 21, 2004 by and among NEW LINDEN PRICE RITE, INC., a New Jersey corporation ("New Linden"), FOODARAMA SUPERMARKETS, INC., a New Jersey corporation ("Parent" and, together with New Linden, each a "Borrower" and collectively, the "Borrowers"), the Guarantors signatory hereto, the lenders set forth on the signature pages hereto (such lenders with their respective permitted successors and assigns, each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC (successor by merger to GMAC Business Credit, LLC) as agent for Lenders (in such capacity together with any successor thereto in such capacity, the "Agent").
                                   BACKGROUND

      Borrowers, Guarantors, Agent and Lenders are parties to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.
      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.
      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) Section I of the Loan Agreement is amended by adding the following defined terms in their appropriate alphabetical order to provide as follows:

                  "Amendment No. 8" shall mean Amendment No. 8 to this Agreement dated as of October 21, 2004 by and among the Borrowers, Guarantors, Agent and Lenders.
                  "Amendment No. 8 Effective Date" shall mean October 21, 2004.

(b) Section I of the Loan Agreement is amended by amending the following defined terms in their entirety to provide as follows:

                  "In-Transit Cash Borrowing Base Inclusion" shall mean an amount equal to (a) during the period beginning on October 21, 2004 and ending on January 15, 2005, the lesser of (i) $6,000,000 and (ii) Cash on Hand of Borrowers and (b) at all other times, $0.
                  "Total Revolving Commitment" shall mean (a) during the period beginning on October 21, 2004 and ending on January 15, 2005, the lesser of (i) $41,000,000 and (ii) the sum of the Lenders' Revolving Commitments and (b) at all other times, the lesser of (i) $35,000,000 and (ii) the sum of the Lenders' Revolving Commitments.

(c) For the period commencing October 21, 2004 and ending January 15, 2005, the Revolving Commitment of each Lender as set forth on Schedule 2.01 of the Loan Agreement shall be amended to be the Revolving Commitment set forth opposite the name of such Lender on Exhibit A hereto. On and after January 16, 2005, Schedule
2.01 to the Loan Agreement shall read as set forth on Exhibit B hereto; provided however, no Lender is obligated to advance any new money pursuant to their Term Commitment or Capital Expenditure Facility Commitment on or after the date hereof.

3. For the period commencing October 21, 2004 and ending January 15, 2005, each of the Revolving Notes made payable to each of the Lenders shall be deemed amended such that the dollar amount of each Lender's Revolving Note is increased to such Lender's Revolving Commitment as set forth on Exhibit A hereto.

4. Conditions of Effectiveness. This Amendment shall become effective upon the receipt by Agent and Lenders of (a) five (5) originals of this Amendment, duly executed by each Borrower and consented to by each Guarantor, and (b) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

5. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrowers and Guarantors and are enforceable against Borrowers and Guarantors in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Borrower and Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing or would exist.

(d) No Borrower or Guarantor has any defense, counterclaim or offset with respect to the Loan Agreement.

6. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    NEW LINDEN PRICE RITE, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    FOODARAMA SUPERMARKETS, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Agent

                                    By:
                                        -------------------------------------
                                    Name: Thomas Maiale
                                    Title: Director


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Lender

                                    By:
                                        -------------------------------------
                                    Name: Thomas Maiale
                                    Title: Director


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                    [CONTINUED SIGNATURES TO AMENDMENT NO. 8]


                              THE BANK OF NEW YORK,
                                    as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    CITIZENS BUSINESS CREDIT COMPANY,
                                    as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    NATIONAL CONSUMER COOPERATIVE BANK
                                    (d/b/a National Cooperative Bank), as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:

                                    CONSENTED AND AGREED TO:


                                    SHOP RITE OF READING, INC.,
                                    as Guarantor

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    SHOP RITE OF MALVERNE, INC.,
                                    as Guarantor

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT A


                   REVOLVING COMMITMENTS FROM AND AFTER OCTOBER 21, 2004 AND THROUGH AND INCLUDING JANUARY 15, 2005

GMAC Commercial Finance LLC:                          $16,656,250

National Consumer Cooperative Bank:                   $ 3,843,750

The Bank of New York:                                 $10,250,000

Citizens Business Credit Company:                     $10,250,000

                                    Exhibit B
                                  SCHEDULE 2.01

                                   COMMITMENTS

GMAC Commercial Finance LLC:

      Revolving Commitment                            $14,218,750
      Term Commitment                                 $10,156,250
      Capital Expenditure Facility Commitment         $ 8,125,000
                                                     ------------
                                          Total:      $32,500,000
                                          40.625%
Address:    1290 Avenue of the Americas, 3rd Floor
            New York, New York 10104

National Consumer Cooperative Bank
      Revolving Commitment                             $3,281,250
      Term Commitment                                  $2,343,750
      Capital Expenditure Facility Commitment          $1,875,000
                                                       ----------
                                          Total:       $7,500,000
                                          9.375%
Address:    1725 Eye Street NW, Suite 600
            Washington DC, 20006



The Bank of New York:
      Revolving Commitment                             $8,750,000
      Term Commitment                                  $6,250,000
      Capital Expenditure Facility Commitment          $5,000,000
                                                       ----------
                                          Total:      $20,000,000
                                          25%
Address:    385 Rifle Camp Road, 4th Floor
            West Patterson, New Jersey 07424


Citizens Business Credit Company:
      Revolving Commitment                            $8,750,000
      Term Commitment                                 $6,250,000
      Capital Expenditure Facility Commitment         $5,000,000
                                                      ----------
                                          Total:      $20,000,000
                                          25%
Address:    350 Fifth Avenue, Suite 809
            New York, New York 10118